UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2009

Semiannual Report to Shareholders

DWS Strategic High Yield Tax Free Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

29 Financial Statements

34 Financial Highlights

39 Notes to Financial Statements

49 Investment Management Agreement Approval

53 Other Information

54 Summary of Management Fee Evaluation by Independent Fee Consultant

59 Account Management Resources

60 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2009

Average Annual Total Returns as of 11/30/09
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	8.57%	26.37%	1.98%	3.73%	5.08%
Class B	8.16%	25.44%	1.18%	2.93%	4.27%
Class C	8.16%	25.57%	1.23%	2.95%	4.29%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	5.58%	22.90%	1.04%	3.15%	4.79%
Class B (max 4.00% CDSC)	4.16%	22.44%	0.59%	2.76%	4.27%
Class C (max 1.00% CDSC)	7.16%	25.57%	1.23%	2.95%	4.29%
No Sales Charges						Life of Institutional Class*
Class S	8.69%	26.79%	2.23%	3.94%	5.23%	N/A
Institutional Class	8.83%	26.84%	2.28%	4.01%	N/A	4.45%
Barclays Capital Municipal Bond Index+	4.75%	14.17%	4.17%	4.50%	5.64%	4.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 1.39%, 2.17%, 2.16%, 1.30% and 1.13% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of DWS Strategic High Yield Tax Free Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic High Yield Tax Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 11/30/09	$ 11.84	$ 11.84	$ 11.85	$ 11.85	$ 11.86
5/31/09	$ 11.21	$ 11.21	$ 11.22	$ 11.22	$ 11.22
Distribution Information: Six Months as of 11/30/09: Income Dividends	$ .32	$ .28	$ .28	$ .33	$ .34
November Income Dividend	$ .0525	$ .0451	$ .0453	$ .0549	$ .0570
SEC 30-day Yield++ as of 11/30/09	5.26%	4.65%	4.65%	5.66%	5.77%
Tax Equivalent Yield++ as of 11/30/09	8.09%	7.15%	7.15%	8.71%	8.88%
Current Annualized Distribution Rate++ as of 11/30/09	5.39%	4.63%	4.65%	5.64%	5.85%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2009 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.22%, 4.51% and 5.52% for Classes A, C and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.35%, 4.51% and 5.50% for Classes A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	4	of	112	4
3-Year	4	of	95	5
5-Year	7	of	78	9
Class B 1-Year	9	of	112	8
3-Year	11	of	95	12
5-Year	24	of	78	27
Class C 1-Year	7	of	112	7
3-Year	10	of	95	11
5-Year	20	of	78	26
Class S 1-Year	3	of	112	3
3-Year	3	of	95	4
5-Year	5	of	78	7
10-Year	1	of	60	2
Institutional Class 1-Year	2	of	112	2
3-Year	2	of	95	3
5-Year	4	of	78	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2009 to November 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended November 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/09	$ 1,085.70	$ 1,081.60	$ 1,081.60	$ 1,086.90	$ 1,088.30
Expenses Paid per $1,000**	$ 5.44	$ 9.34	$ 9.34	$ 4.13	$ 3.87
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/09	$ 1,019.85	$ 1,016.09	$ 1,016.09	$ 1,021.11	$ 1,021.36
Expenses Paid per $1,000**	$ 5.27	$ 9.05	$ 9.05	$ 4.00	$ 3.75
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	1.04%	1.79%	1.79%	.79%	.74%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended November 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/09	$ 1,085.70	$ 1,081.60	$ 1,081.60	$ 1,086.90	$ 1,088.30
Expenses Paid per $1,000**	$ 4.81	$ 8.71	$ 8.71	$ 3.51	$ 3.25
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/09	$ 1,020.46	$ 1,016.70	$ 1,016.70	$ 1,021.71	$ 1,021.96
Expenses Paid per $1,000**	$ 4.66	$ 8.44	$ 8.44	$ 3.40	$ 3.14
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	.92%	1.67%	1.67%	.67%	.62%
* Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/09	5/31/09

Revenue Bonds	82%	85%
General Obligation Bonds	15%	10%
ETM/Prerefunded	3%	5%
	100%	100%
Quality	11/30/09	5/31/09

AAA	7%	7%
AA	13%	14%
A	18%	17%
BBB	37%	32%
BB	7%	9%
B	2%	3%
CCC	2%	1%
Not Rated	14%	17%
	100%	100%
Effective Maturity	11/30/09	5/31/09

Less than 1 year	2%	1%
1-4.99 years	8%	10%
5-7.99 years	13%	9%
8-14.99 years	34%	30%
Greater than 15 years	43%	50%
	100%	100%

Weighted average effective maturity: 13.9 and 14.9 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State/Territory Allocations (As a % of Investment Portfolio)	11/30/09	5/31/09

Texas	15%	16%
California	11%	5%
Florida	8%	7%
Pennsylvania	6%	8%
Puerto Rico	6%	4%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.2%
Alabama 0.3%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, Prerefunded, 6.125%, 12/1/2024	1,000,000	1,175,540
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	1,738,780
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	1,588,200
		4,502,520
Arizona 1.8%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	3,877,920
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	3,930,000	4,399,124
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2022	3,570,000	3,799,123
Series A, 5.0%, 7/1/2023	2,540,000	2,686,990
Pima County, AZ, Industrial Development Revenue, Tucson Electric Power, Series A, 6.375%, 9/1/2029	5,000,000	5,082,050
Yavapai County, AZ, Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A-1, 144A, AMT, 4.9%, 3/1/2028	5,000,000	4,491,750
		24,336,957
California 10.3%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.125%, 4/1/2039	10,000,000	10,114,000
Series F-1, 5.5%, 4/1/2043	10,000,000	10,384,400
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	8,750,000	9,655,625
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	5,000,000	4,355,450
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series A-1, 5.75%, 6/1/2047	1,665,000	1,203,595
California, State General Obligation:
5.0%, 8/1/2034	5,185,000	4,726,128
5.125%, 8/1/2036	13,500,000	12,286,755
California, State General Obligation, Various Purposes:
5.0%, 11/1/2032	10,000,000	9,278,900
5.0%, 6/1/2037	10,000,000	8,869,400
5.0%, 11/1/2037	9,145,000	8,104,299
5.0%, 12/1/2037	5,000,000	4,430,550
5.0%, 4/1/2038	2,650,000	2,339,897
5.25%, 3/1/2036	6,075,000	5,665,424
5.75%, 4/1/2031	23,360,000	23,831,171
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034 (a)	5,000,000	5,034,350
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	600,966
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	6,035,000	5,629,870
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	885,000	849,839
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, 5.125%, 11/1/2039	10,400,000	10,630,880
		137,991,499
Colorado 3.9%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024 (b)	3,500,000	3,499,685
Colorado, Health Facilities Authority Revenue, Adventist Health Sunbelt, Series D, 5.125%, 11/15/2029	8,000,000	7,799,760
Colorado, Health Facilities Authority Revenue, Christian Living Communities Project, Series A, 5.75%, 1/1/2037	1,000,000	762,940
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	11,750,000	9,691,987
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	1,936,620
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028	6,365,000	6,409,873
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, Prerefunded, 7.125%, 6/15/2041	7,925,000	8,846,836
Denver, CO, Airport Revenue, Series D, AMT, 7.75%, 11/15/2013	6,200,000	6,878,466
Denver, CO, City & County Single Family Mortgage Revenue, Metro Mayors Caucus, AMT, 5.25%, 11/1/2040	3,394,033	3,360,059
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,389,501
		51,575,727
Connecticut 0.8%
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,011,680
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A, 6.5%, 9/1/2031	7,295,000	3,866,350
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	965,000
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	925,000
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	885,000
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	825,000
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	770,000
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012	1,000,000	550,000
		10,798,030
Delaware 0.1%
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	825,640
District of Columbia 0.8%
District of Columbia, Metropolitan Airport Authority System, Series B, AMT, 5.0%, 10/1/2023 (b)	10,000,000	10,037,900
Florida 8.6%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	410,000	351,641
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	6,400,000	6,028,864
Florida, Harbourage at Braden River Community Development District, Capital Improvement Revenue, Series A, 6.125%, 5/1/2034	1,495,000	1,342,839
Florida, Main Street Community Development District, Capital Improvement Revenue, Series A, 144A, 6.8%, 5/1/2038	2,950,000	2,214,270
Florida, Middle Village Community Development District, Special Assessment, Series A, 6.0%, 5/1/2035	8,500,000	6,648,530
Florida, Special Assessment Revenue, East Park Community Development District, Series A, 7.5%, 5/1/2039	1,750,000	1,476,912
Florida, Tolomato Community Development District, Special Assessment, 5.4%, 5/1/2037	18,560,000	12,352,979
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System:
Series G, Prerefunded, 5.125%, 11/15/2020	30,000	35,611
Series G, 5.125%, 11/15/2020	970,000	1,002,340
Series G, Prerefunded, 5.125%, 11/15/2021	70,000	83,093
Series G, 5.125%, 11/15/2021	1,930,000	1,979,311
Series G, Prerefunded, 5.125%, 11/15/2022	75,000	89,028
Series G, 5.125%, 11/15/2022	2,205,000	2,249,541
Series G, Prerefunded, 5.125%, 11/15/2023	180,000	213,667
Series G, 5.125%, 11/15/2023	2,245,000	2,266,530
Hillsborough County, FL, Industrial Development Authority Revenue, Health Facilities, University Community Hospital, Series A, 5.625%, 8/15/2029	13,125,000	11,000,850
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease Program, Series A, 0.2%**, 7/1/2023, Wachovia Bank NA (b) (c)	5,650,000	5,650,000
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	8,100,000	7,515,342
Miami-Dade County, FL, Aviation Revenue, Miami International Airport, Series A, AMT, 5.25%, 10/1/2033 (b)	10,000,000	9,839,000
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	4,788,400
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	803,710
Palm Beach County, FL, Health Facilities Authority Revenue, Waterford Project, 5.375%, 11/15/2022	2,600,000	2,382,588
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027 (b)	2,500,000	2,357,450
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	7,490,560
Series A, 144A, 5.75%, 10/1/2022	9,500,000	9,206,070
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2025 (b)	3,745,000	3,916,708
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2023	5,000,000	5,063,450
5.0%, 8/15/2024	1,000,000	1,010,120
5.0%, 8/15/2025	5,000,000	5,034,600
		114,394,004
Georgia 3.3%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	2,693,610
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,045,000	879,545
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.375%, 11/1/2039 (b)	10,000,000	10,205,300
Series A, 6.25%, 11/1/2034	10,000,000	10,677,300
Georgia, Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates — Southeast Health, Series A, 5.625%, 8/1/2034	5,500,000	5,416,620
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019 (d)	10,000,000	10,198,900
Series A, 5.5%, 9/15/2024	2,440,000	2,342,010
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, 5.5%, 1/1/2012	1,295,000	1,356,642
Series Z, ETM, 5.5%, 1/1/2012	80,000	83,827
		43,853,754
Guam 0.9%
Government of Guam, General Obligation, Series A, 7.0%, 11/15/2039	10,155,000	10,455,080
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,271,881
		11,726,961
Hawaii 1.1%
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, 15 Craigside Project, Series A, 9.0%, 11/15/2044	2,000,000	2,119,900
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co.:
Series B, AMT, 4.6%, 5/1/2026 (b)	11,790,000	10,583,411
6.5%, 7/1/2039	2,500,000	2,668,825
		15,372,136
Illinois 2.3%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (b)	175,000	179,448
Illinois, Finance Authority Revenue, Carle Foundation, Series C, 0.2%**, 2/15/2033, Northern Trust Co. (c)	1,800,000	1,800,000
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	9,500,000	8,786,930
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg, Series A, 5.625%, 2/15/2037	5,000,000	3,980,750
Illinois, Finance Authority Revenue, Monarch Landing, Inc. Facilities, Series A, 7.0%, 12/1/2027	5,000,000	1,749,000
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044 (a)	5,000,000	4,905,200
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028 (b)	1,250,000	1,291,300
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	1,110,132
Series A, 5.875%, 2/15/2038	500,000	413,200
Illinois, Municipal Electric Agency, Power Supply Revenue:
Series A, 5.25%, 2/1/2023 (b)	3,500,000	3,734,185
Series A, 5.25%, 2/1/2024 (b)	2,500,000	2,654,550
		30,604,695
Indiana 0.4%
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,655,500
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	815,900
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A, 7.25%, 7/1/2033	3,000,000	1,869,000
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., 144A, 5.5%, 9/1/2027	1,000,000	838,950
		5,179,350
Iowa 0.9%
Altoona, IA, Urban Renewal Tax Increment Revenue, Annual Appropriation:
6.0%, 6/1/2034	1,000,000	1,005,950
6.0%, 6/1/2039	2,000,000	2,000,000
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	5,335,000	4,090,238
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	4,645,400
		11,741,588
Kansas 1.0%
Lenexa, KS, Health Care Facility Revenue, 5.5%, 5/15/2039	2,000,000	1,560,500
Lenexa, KS, Health Care Facility Revenue, Lakeview Village, Inc. Project, 7.25%, 5/15/2039 (a)	1,200,000	1,188,420
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,316,211
Series 3, 5.625%, 11/15/2031	3,750,000	3,776,738
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, 5.0%, 11/15/2034	1,410,000	1,394,109
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,652,164
		12,888,142
Kentucky 0.5%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare, Series A, 6.625%, 10/1/2028	1,195,000	1,221,875
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033 (b)	3,635,000	3,952,481
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	1,000,000	953,870
		6,128,226
Louisiana 1.8%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project:
Series A, AMT, 5.0%, 11/1/2018	1,260,000	1,219,441
Series A, AMT, 5.75%, 9/1/2031	5,000,000	4,576,850
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	6,112,440
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	14,000,000	12,291,860
		24,200,591
Maryland 1.6%
Anne Arundel County, MD, National Business Park Project, 144A, Prerefunded, 7.375%, 7/1/2028	1,922,000	2,039,992
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2031	7,000,000	4,221,770
Series B, 5.25%, 12/1/2031	3,400,000	2,084,438
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center, Series A, 5.0%, 7/1/2037	5,005,000	4,463,259
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	2,623,079
6.0%, 1/1/2028	6,100,000	6,308,681
		21,741,219
Massachusetts 4.2%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	8,805,000	5,676,936
AMT, 8.0%, 9/1/2035	960,000	689,299
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Series B2, 6.25%, 6/1/2014	2,500,000	2,503,475
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Groves-Lincoln:
Series A, 7.75%, 6/1/2039	1,250,000	1,222,400
Series A, 7.875%, 6/1/2044	1,250,000	1,225,750
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,765,488
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	3,100,000	3,714,575
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,197,822
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,690,000	2,870,968
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023	2,000,000	2,497,140
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	6,685,332
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.75%, 11/15/2035	2,300,000	1,654,436
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E-1, 5.0%, 7/1/2028	1,500,000	1,430,085
Series E-1, 5.125%, 7/1/2038	1,500,000	1,351,695
Massachusetts, State Health & Educational Facilities Authority Revenue, Jordan Hospital, Series B, 6.875%, 10/1/2015	4,500,000	4,516,740
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	2,013,997
Series E, 5.0%, 7/15/2032	3,250,000	2,607,572
Series E, 5.0%, 7/15/2037	2,750,000	2,125,420
Massachusetts, State Health & Educational Facilities Authority Revenue, Quincy Medical Center, Series A, 6.5%, 1/15/2038	1,500,000	1,306,260
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, 5.625%, 7/1/2019	370,000	373,522
Series F, 5.75%, 7/1/2029	1,480,000	1,482,131
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	7,145,000	7,024,893
		55,935,936
Michigan 1.7%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	3,932,055
7.125%, 11/15/2043	1,500,000	1,323,780
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,992,972
Zero Coupon, 7/1/2012	3,150,000	2,869,430
Detroit, MI, Sewer Disposal Revenue, Series D, 0.794%*, 7/1/2032 (b)	1,605,000	1,214,584
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community, 5.375%, 5/15/2027	1,000,000	816,360
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (b)	7,500,000	8,059,500
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,026,480
		23,235,161
Mississippi 1.0%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	5,941,925
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	900,000	791,982
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	4,250,000	3,964,018
Series A, 6.5%, 9/1/2032	2,620,000	2,668,627
		13,366,552
Missouri 0.8%
Branson, MO, Regional Airport Transportation Development, District Airport Revenue, Series B, AMT, 6.0%, 7/1/2037	1,250,000	803,887
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	1,822,280
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, Prerefunded, 9.0%, 8/15/2030	2,975,000	3,188,605
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	845,210
St. Louis, MO, Lambert-St. Louis International Airport Revenue, Series A-1, 6.625%, 7/1/2034	4,085,000	4,293,090
		10,953,072
Nebraska 0.2%
Nebraska, Central Plains Energy Project Revenue, Project No. 1, Series A, 5.25%, 12/1/2021	3,000,000	2,895,150
Nevada 1.6%
Clark County, NV, Industrial Development Revenue, Nevada Power Co. Project:
Series A, AMT, 5.6%, 10/1/2030	2,080,000	1,903,159
Series B, AMT, 5.9%, 10/1/2030	8,335,000	7,913,249
Clark County, NV, School District, Series A, 5.0%, 6/15/2022 (b)	4,830,000	5,236,396
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier, 7.375%, 1/1/2030***	6,000,000	51,000
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	4,710,600
Sparks, NV, Local Improvement Districts, Limited Obligation District No. 3, 6.75%, 9/1/2027	2,000,000	1,840,960
		21,655,364
New Hampshire 0.8%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	909,941
Series A, 5.4%, 1/1/2030	550,000	474,364
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,760,193
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,115,000	1,124,031
5.625%, 7/1/2018	1,615,000	1,523,026
New Hampshire, State Business Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.2%, 5/1/2027	4,000,000	3,734,680
		10,526,235
New Jersey 2.3%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,012,430
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,089,578
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue, Series A, 5.0%, 7/1/2023 (b)	1,770,000	1,822,498
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,365,625
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care System, 6.625%, 7/1/2038	11,570,000	11,459,275
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,303,647
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2029	15,965,000	11,896,001
		30,949,054
New York 2.8%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	3,000,000	2,982,690
Series A, 5.75%, 11/15/2022	1,500,000	1,577,100
Long Island, NY, Power Authority, Electric Systems Revenue, Series E, 5.0%, 12/1/2022 (b)	7,075,000	7,447,782
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A, 6.125%, 2/15/2019***	2,203,531	22
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024	960,000	949,363
New York, State Dormitory Authority Revenues, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	1,841,300
New York & New Jersey Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2023 (b)	8,260,000	8,340,700
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%, 8/1/2031	1,470,000	1,383,446
AMT, 8.0%, 8/1/2028	3,000,000	2,903,760
New York City, NY, Industrial Development Agency, Special Facility Revenue, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,342,140
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	7,931,440
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	968,513
		37,668,256
North Carolina 0.7%
North Carolina, Eastern Municipal Power Agency, Power Systems Revenue, Series B, 5.0%, 1/1/2026	2,800,000	2,865,576
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,055,590
Series F, 5.5%, 1/1/2017	1,495,000	1,567,852
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,273,200
North Carolina, Municipal Power Agency, No. 1 Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	1,545,000	1,570,894
		9,333,112
North Dakota 0.0%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, Prerefunded, 7.125%, 8/15/2024	250,000	264,390
Ohio 2.4%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	37,505,000	31,587,461
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, Prerefunded, 7.125%, 7/1/2029	1,000,000	1,111,900
		32,699,361
Oregon 0.8%
Clackamas County, OR, North Clackamas School District No. 12, Series B, Step-up Coupon, 0% to 6/15/2011, 5.0% to 6/15/2023 (b)	10,420,000	10,437,506
Pennsylvania 3.7%
Allegheny County, PA, Hospital Development Authority Revenue, West Penn Allegheny Health Systems:
Series A, 5.0%, 11/15/2028	12,160,000	9,129,850
Series B, Prerefunded, 9.25%, 11/15/2022	2,000,000	2,209,900
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, Prerefunded, 7.625%, 7/1/2034	1,750,000	2,062,935
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	6,250,000	7,265,500
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	934,360
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	1,694,136
Northampton County, PA, Hospital Authority Revenue, St. Luke's Hospital Project:
Series A, 5.375%, 8/15/2028	3,500,000	3,481,310
Series A, 5.5%, 8/15/2035	6,500,000	6,190,535
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Reliant Energy, Series A, AMT, 6.75%, 12/1/2036	2,910,000	2,880,755
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,254,473
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, Series A, AMT, 6.125%, 11/1/2021	700,000	706,125
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	10,000,000	7,659,000
		49,468,879
Puerto Rico 6.5%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	25,750,000	25,937,202
Commonwealth of Puerto Rico, General Obligation:
Series A, 5.0%, 7/1/2021	5,000,000	4,888,050
Series A, 6.0%, 7/1/2038	7,200,000	7,252,344
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,543,441
Commonwealth of Puerto Rico, Public Improvement, Series B, 6.5%, 7/1/2037	10,000,000	10,471,100
Puerto Rico, Electric Power Authority Revenue:
Series TT, 5.0%, 7/1/2032	5,500,000	5,112,965
Series TT, 5.0%, 7/1/2037	4,000,000	3,664,640
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series N, 5.5%, 7/1/2024	2,000,000	2,027,120
Series M, 6.25%, 7/1/2022	5,000,000	5,526,550
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	7,448,900
Series A, 5.75%, 8/1/2037	2,130,000	2,161,354
Series A, 6.5%, 8/1/2044	10,000,000	10,579,800
		86,613,466
South Carolina 0.9%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,490,445
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District:
Series B, 7.5%, 11/1/2015	1,000,000	998,020
Series A, 7.75%, 11/1/2039	4,917,000	4,218,048
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, Series C, Prerefunded, 7.0%, 8/1/2030	600,000	722,028
South Carolina, Jobs Economic Development Authority, Hospital Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	640,000	619,610
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System, Series B, 5.625%, 11/15/2030	3,960,000	3,885,869
		11,934,020
South Dakota 0.7%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:
Series B, 5.25%, 7/1/2038	3,000,000	2,921,910
Series B, 5.5%, 7/1/2035	5,000,000	5,026,900
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	1,006,120
		8,954,930
Tennessee 3.2%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,494,050
5.0%, 12/15/2018	2,160,000	2,117,966
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, Prerefunded, 8.0%, 7/1/2033	3,000,000	3,443,580
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	3,000,000	3,002,700
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	18,795,000	18,108,231
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, Prerefunded, 7.5%, 7/1/2033	5,000,000	5,680,350
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2018	8,000,000	7,949,520
		42,796,397
Texas 12.3%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,075,485
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,135,400
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 4.388%, 4/1/2027 (e)	4,910,000	3,291,664
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	4,000,000	3,608,680
Series A-3, AMT, 5.125%, 5/15/2033	9,000,000	7,958,520
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT, 8.25%, 5/1/2033	7,000,000	4,306,540
Cass County, TX, Industrial Development Corp., Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/1/2024	2,000,000	2,438,540
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,797,133
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,175,764
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/1/2029	10,100,000	8,914,765
Lewisville, TX, Combination Contract Revenue, 144A, 6.75%, 10/1/2032	16,790,000	17,089,365
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030 (b)	11,000,000	9,205,240
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, Central Power & Light Co. Project, Series A, 6.3%, 11/1/2029	3,000,000	3,227,460
Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Allied Waste NA, Inc. Project, Series A, AMT, 5.2%, 4/1/2018	1,500,000	1,471,095
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	1,000,000	1,023,740
Second Tier, Series F, 5.75%, 1/1/2038	17,500,000	17,622,675
First Tier, Series A, 6.25%, 1/1/2039	9,525,000	9,981,343
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039 (b)	8,000,000	6,681,200
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2022	2,000,000	2,042,320
Texas, Dallas-Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2020 (b)	7,125,000	7,359,555
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	5,000,000	4,985,100
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series D, 5.625%, 12/15/2017	14,790,000	15,359,859
Series D, 6.25%, 12/15/2026	6,875,000	7,011,675
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	10,000,000	10,375,300
Texas, Uptown Development Authority, Tax Increment Contract Revenue, Infrastructure Improvement Facilities, 5.5%, 9/1/2029	1,000,000	979,860
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,016,480
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,028,050
West Harris County, TX, Regional Water Authority, Water Systems Revenue, 5.0%, 12/15/2035	4,505,000	4,433,956
		163,596,764
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020 (f)	720,000	719,993
Virginia 0.8%
Virginia, Marquis Community Development Authority Revenue, 5.625%, 9/1/2018	7,500,000	6,086,100
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	1,588,886
Virginia, Peninsula Town Center Community Development Authority Revenue, Special Obligation, 6.45%, 9/1/2037	3,000,000	2,492,790
		10,167,776
Washington 2.3%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	2,794,439
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,177,150
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (b)	2,970,000	2,862,872
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037 (b)	6,675,000	6,355,201
Series A, 6.125%, 8/15/2037	16,000,000	16,042,080
		31,231,742
West Virginia 1.0%
West Virginia, State Hospital Finance Authority Revenue, Charleston Medical Center:
Series A, 5.625%, 9/1/2032	3,080,000	3,012,055
Prerefunded, 6.75%, 9/1/2030	980,000	1,036,997
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	6,566,560
6.5%, 10/1/2038	3,000,000	2,679,630
		13,295,242
Wisconsin 0.6%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,200,950
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,464,225
Wisconsin, State Health & Educational Facilities Authority Revenue, St. John's Communities, Inc., Series A, 7.625%, 9/15/2039	1,000,000	1,018,240
		8,683,415
Wyoming 0.1%
Wyoming, Municipal Power Supply Agency, Series A, 5.0%, 1/1/2036	1,000,000	977,160
Multi-State 0.3%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	4,803,025	4,247,363
Total Municipal Bonds and Notes (Cost $1,250,185,819)		1,230,505,235

Municipal Inverse Floating Rate Notes (g) 18.1%
California 1.9%
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2024 (b) (h)	8,500,000	9,183,243
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2025 (b) (h)	11,000,000	11,884,197
Trust: Sacramento, CA, Municipal Utility District, Electric Revenue, Series R 11513-1, 144A, 20.849%, 8/15/2024, Leverage Factor at purchase date: 5 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (b) (h)	2,126,587	2,201,391
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (b) (h)	1,935,078	2,003,145
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.143%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
		25,271,976
Hawaii 0.8%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (h)	10,000,000	10,831,200
Trust: Hawaii, State General Obligation, Series 2867, 144A, 17.42%, 5/1/2027, Leverage Factor at purchase date: 4 to 1
Nevada 1.7%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (h)	7,851,481	8,386,006
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (h)	8,203,602	8,762,099
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (h)	5,298,193	5,658,892
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.171%, 6/15/2021, Leverage Factor at purchase date: 2 to 1
		22,806,997
New York 2.0%
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (h)	5,095,207	5,516,413
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 17.494%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2025 (h)	4,000,000	4,358,875
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2026 (h)	3,000,000	3,269,157
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2027 (h)	3,000,000	3,269,156
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 15.915%, 6/15/2025, Leverage Factor at purchase date: 3.6 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (h)	10,000,000	10,707,800
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 11.135%, 11/1/2027, Leverage Factor at purchase date: 2.5 to 1
		27,121,401
Ohio 1.0%
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (h)	4,522,767	4,682,857
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (h)	7,712,913	7,985,924
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.439%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		12,668,781
Pennsylvania 3.1%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2023 (h)	21,790,000	24,015,126
Trust: Pennsylvania, State General Obligation, Series R-11505-1, 144A, 43.141%, 8/1/2023, Leverage Factor at purchase date: 10 to 1
Pennsylvania, State Revenue Bond, Series A, 5.0%, 8/1/2024 (h)	15,475,000	16,972,438
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 12.625%, 8/1/2024, Leverage Factor at purchase date: 3 to 1
		40,987,564
Tennessee 1.2%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (h)	14,996,415	16,563,090
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 17.506%, 1/1/2024, Leverage Factor at purchase date: 4 to 1
Texas 3.7%
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2024 (h)	3,710,000	3,992,831
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2025 (h)	4,315,000	4,643,953
Trust: Conroe, TX, Independent School District, Series 2487, 144A, 17.09%, 2/15/2024, Leverage Factor at purchase date: 4 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2024 (h)	15,000,000	16,218,250
Trust: San Antonio, TX, Electric & Gas Revenue, Series 2957, 144A, 13.28%, 2/1/2024, Leverage Factor at purchase date: 3 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (h)	10,000,000	10,939,660
Trust: Texas, North East Independent School District, Series 2355, 144A, 21.68%, 8/1/2024, Leverage Factor at purchase date: 5 to 1
Texas, State Transportation Commission Revenue, 5.0%, 4/1/2026 (h)	12,500,000	13,497,575
Trust: Texas, State Transportation Commission Revenue, Series 2563, 144A, 20.96%, 4/1/2026, Leverage Factor at purchase date: 5 to 1
		49,292,269
Washington 2.7%
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.0%, 7/1/2024 (h)	10,000,000	10,735,300
Trust: Washington, Energy Northwest Electric Revenue, Series 2301, 144A, 22.48%, 7/1/2024, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series A, 5.0%, 7/1/2025 (h)	10,000,000	10,852,760
Trust: Washington, State General Obligation, Series 2154, 144A, 22.28%, 7/1/2025, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series 2007A, 5.0%, 7/1/2023 (b) (h)	10,000,000	10,832,400
Trust: Washington, State General Obligation, Series 2302, 144A, 22.28%, 7/1/2023, Leverage Factor at purchase date: 5 to 1
Washington, State Public Power Supply System, Nuclear Project No. 2, 5.4%, 7/1/2012	3,000,000	3,623,550
		36,044,010
Total Municipal Inverse Floating Rate Notes (Cost $233,912,344)		241,587,288
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,484,098,163)+	110.3	1,472,092,523
Other Assets and Liabilities, Net	(10.3)	(138,037,425)
Net Assets	100.0	1,334,055,098
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2009.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2009.
*** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier	7.375%	1/1/2030	6,000,000	5,798,546	51,000
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A	6.125%	2/15/2019	2,203,531	2,203,531	22
				8,002,077	51,022
+ The cost for federal income tax purposes was $1,482,222,688. At November 30, 2009, net unrealized depreciation for all securities based on tax cost was $10,130,165. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,382,366 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $67,512,531.
(a) When-issued security.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	2.0
American Capital Assurance	0.4
Assured Guaranty Corp.	0.9
Financial Guaranty Insurance Co.	2.6
Financial Security Assurance, Inc.	4.5
National Public Finance Guarantee Corp.	1.5
Radian	0.2

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(c) Security incorporates a letter of credit from the bank listed.
(d) At November 30, 2009, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(e) Partial interest paying security. The rate shown represents 65% of the original coupon rate.
(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Security
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020	12/12/1989	706,367	719,993	0.1
(g) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(h) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At November 30, 2009, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
3/2/2010 3/2/2021	18,300,000[1]	Fixed — 3.59%	Floating — LIBOR	(112,183)
1/8/2010 1/8/2026	5,800,000[2]	Fixed — 3.133%	Floating — LIBOR	495,816
3/16/2010 3/16/2027	10,000,000[3]	Fixed — 3.605%	Floating — LIBOR	401,195
6/2/2010 6/2/2029	4,800,000[2]	Fixed — 4.446%	Floating — LIBOR	(270,547)
6/23/2010 6/23/2029	20,000,000[2]	Fixed — 4.466%	Floating — LIBOR	(1,134,839)
12/18/2009 12/18/2029	25,450,000[2]	Fixed — 2.52%	Floating — LIBOR	5,092,623
6/11/2010 6/11/2031	17,300,000[2]	Fixed — 4.773%	Floating — LIBOR	(1,757,438)
Total net unrealized appreciation on open interest rate swaps				2,714,627
Counterparties: [1] The Goldman Sachs & Co. [2] JPMorgan Chase Securities, Inc. [3] Citigroup, Inc. LIBOR: London InterBank Offered Rate.

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds and Notes (i)	$ —	$ 1,472,092,523	$ —	$ 1,472,092,523
Derivatives (j)	—	5,989,634	—	5,989,634
Total	$ —	$ 1,478,082,157	$ —	$1,478,082,157
Liabilities
Derivatives (j)	$ —	$ (3,275,007)	—	(3,275,007)
(i) See Investment Portfolio for additional detailed categorizations.
(j) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2009 (Unaudited)
Assets
Investments in securities, at value (cost $1,484,098,163)	$ 1,472,092,523
Cash	405,501
Deposit from broker for open interest rate swap contracts	424,000
Interest receivable	23,592,648
Receivable for investments sold	542,603
Receivable for Fund shares sold	9,485,629
Unrealized appreciation on open interest rate swap contracts	5,989,634
Due from Advisor	72,971
Other assets	78,991
Total assets	1,512,684,500
Liabilities
Payable upon return of deposit	424,000
Payable for investments purchased — when-issued securities	11,011,610
Payable for floating rate notes issued	159,732,071
Payable for Fund shares redeemed	1,471,790
Distributions payable	1,392,115
Unrealized depreciation on open interest rate swap contracts	3,275,007
Accrued management fee	584,190
Other accrued expenses and payables	738,619
Total liabilities	178,629,402
Net assets, at value	$ 1,334,055,098
Net Assets Consist of
Undistributed net investment income	1,368,839
Net unrealized appreciation (depreciation) on: Investments	(12,005,640)
Interest rate swap contracts	2,714,627
Accumulated net realized gain (loss)	(42,861,013)
Paid-in capital	1,384,838,285
Net assets, at value	$ 1,334,055,098

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($378,980,893 ÷ 32,006,611 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.84
Maximum offering price per share (100 ÷ 97.25 of $11.84)	$ 12.17

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,173,441 ÷ 1,112,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.84

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($122,427,565 ÷ 10,332,944 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.85
Class S Net Asset Value, offering and redemption price per share ($758,368,359 ÷ 63,986,508 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.85
Institutional Class Net Asset Value, offering and redemption price per share ($61,104,840 ÷ 5,153,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2009 (Unaudited)
Investment Income
Income: Interest	$ 39,708,670
Expenses: Management fee	3,050,460
Administration fee	598,364
Services to shareholders	913,002
Custodian fee	16,958
Distribution and service fees	985,398
Professional fees	62,422
Trustees' fees and expenses	18,011
Reports to shareholders	66,062
Interest expense and fees on floating rate notes issued	672,767
Registration fees	61,765
Other	38,927
Total expenses before expense reductions	6,484,136
Expense reductions	(797,374)
Total expenses after expense reductions	5,686,762
Net investment income	34,021,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,164,354)
Interest rate swap contracts	(2,573,000)
(5,737,354)
Change in net unrealized appreciation (depreciation) on: Investments	69,053,636
Interest rate swap contracts	(1,096,889)
67,956,747
Net gain (loss)	62,219,393
Net increase (decrease) in net assets resulting from operations	$ 96,241,301

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2009 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 96,241,301
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(415,090,276)
Net amortization/accretion of premium (discount)	(526,252)
Proceeds from sales and maturities of long-term investments	204,313,624
(Increase) decrease in interest receivable	(1,958,252)
(Increase) decrease in other assets	(14,018)
(Increase) decrease in receivable for investments sold	(206,867)
Increase (decrease) in payable for investments purchased	(1,794,476)
Increase (decrease) in accrued expenses and payables	289,448
Change in net unrealized (appreciation) depreciation on investments	(69,053,636)
Change in net unrealized (appreciation) depreciation on interest rate swap contracts	1,096,889
Net realized (gain) loss from investments	3,164,354
Cash provided (used) by operating activities	$ (183,538,161)
Cash Flows from Financing Activities
Net increase (decrease) in cash	(917,253)
Proceeds from shares sold	361,396,614
Cost of shares redeemed	(164,707,452)
Distributions paid (net of reinvestment of distributions)	(11,828,247)
Cash provided (used) by financing activities	183,943,662
Increase (decrease) in cash	405,501
Cash at beginning of period	—
Cash at end of period	$ 405,501
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$ 21,153,092
Interest expense on floating rate notes issued	$ (672,767)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009
Operations: Net investment income	$ 34,021,908	$ 63,930,075
Net realized gain (loss)	(5,737,354)	(24,758,941)
Change in net unrealized appreciation (depreciation)	67,956,747	(102,630,333)
Net increase (decrease) in net assets resulting from operations	96,241,301	(63,459,199)
Distributions to shareholders from: Net investment income: Class A	(8,845,245)	(16,741,121)
Class B	(323,268)	(919,788)
Class C	(2,475,783)	(4,154,146)
Class S	(20,607,667)	(38,967,899)
Institutional Class	(1,126,925)	(857,557)
Net realized gains: Class A	—	(45,059)
Class B	—	(2,732)
Class C	—	(12,621)
Class S	—	(88,322)
Institutional Class	—	(1,701)
Total distributions	(33,378,888)	(61,790,946)
Fund share transactions: Proceeds from shares sold	364,766,847	567,462,085
Reinvestment of distributions	21,153,092	37,201,438
Cost of shares redeemed	(164,452,394)	(671,848,222)
Redemption fees	—	20,510
Net increase (decrease) in net assets from Fund share transactions	221,467,545	(67,164,189)
Increase (decrease) in net assets	284,329,958	(192,414,334)
Net assets at beginning of period	1,049,725,140	1,242,139,474
Net assets at end of period (including undistributed net investment income of $1,368,839 and $725,819, respectively)	$ 1,334,055,098	$ 1,049,725,140

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.21	$ 12.46	$ 12.83	$ 12.78	$ 12.88	$ 12.50
Income from investment operations: Net investment income	.32	.64	.59	.59	.60	.65
Net realized and unrealized gain (loss)	.63	(1.25)	(.37)	.05	(.10)	.39
Total from investment operations	.95	(.61)	.22	.64	.50	1.04
Less distributions from: Net investment income	(.32)	(.64)	(.59)	(.59)	(.60)	(.65)
Net realized gains	—	(.00)***	—	—	(.00)***	(.01)
Total distributions	(.32)	(.64)	(.59)	(.59)	(.60)	(.66)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.84	$ 11.21	$ 12.46	$ 12.83	$ 12.78	$ 12.88
Total Return (%)[b]	8.57c**	(4.48)[c]	1.73[c]	5.03[c]	4.01	8.48[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	379	275	334	196	181	182
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.09*	1.39	1.60	1.20	1.31	1.08
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.04*	1.31	1.57	1.20	1.31	1.02
Ratio of expenses after expense reductions (excluding interest expense) (%)	.92*	.92	.94	.96	.98	.90
Ratio of net investment income (%)	5.60*	6.10	4.67	4.56	4.70	5.14
Portfolio turnover rate (%)	15**	82	70	57	43	34
[a] For the six months ended November 30, 2009 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended May 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.21	$ 12.46	$ 12.84	$ 12.78	$ 12.89	$ 12.51
Income from investment operations: Net investment income	.28	.56	.49	.49	.50	.55
Net realized and unrealized gain (loss)	.63	(1.25)	(.38)	.06	(.11)	.39
Total from investment operations	.91	(.69)	.11	.55	.39	.94
Less distributions from: Net investment income	(.28)	(.56)	(.49)	(.49)	(.50)	(.55)
Net realized gains	—	(.00)***	—	—	(.00)***	(.01)
Total distributions	(.28)	(.56)	(.49)	(.49)	(.50)	(.56)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.84	$ 11.21	$ 12.46	$ 12.84	$ 12.78	$ 12.89
Total Return (%)[b]	8.16c**	(5.19)[c]	.88[c]	4.31[c]	3.13	7.65[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14	28	41	50	54
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.87*	2.17	2.37	1.97	2.09	1.85
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.79*	2.06	2.32	1.96	2.09	1.80
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67*	1.67	1.69	1.73	1.76	1.68
Ratio of net investment income (%)	4.85*	5.35	3.92	3.79	3.92	4.36
Portfolio turnover rate (%)	15**	82	70	57	43	34
[a] For the six months ended November 30, 2009 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 12.47	$ 12.84	$ 12.78	$ 12.89	$ 12.51
Income from investment operations: Net investment income	.28	.56	.49	.49	.51	.55
Net realized and unrealized gain (loss)	.63	(1.25)	(.37)	.06	(.11)	.39
Total from investment operations	.91	(.69)	.12	.55	.40	.94
Less distributions from: Net investment income	(.28)	(.56)	(.49)	(.49)	(.51)	(.55)
Net realized gains	—	(.00)***	—	—	(.00)***	(.01)
Total distributions	(.28)	(.56)	(.49)	(.49)	(.51)	(.56)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.85	$ 11.22	$ 12.47	$ 12.84	$ 12.78	$ 12.89
Total Return (%)[b]	8.16c**	(5.17)[c]	.98[c]	4.31[c]	3.15	7.66[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	87	87	57	64	63
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.87*	2.16	2.31	1.96	2.07	1.84
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.79*	2.06	2.31	1.96	2.07	1.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67*	1.67	1.68	1.73	1.74	1.67
Ratio of net investment income (%)	4.85*	5.35	3.93	3.79	3.94	4.37
Portfolio turnover rate (%)	15**	82	70	57	43	34
[a] For the six months ended November 30, 2009 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 12.47	$ 12.85	$ 12.79	$ 12.89	$ 12.52
Income from investment operations: Net investment income	.33	.67	.62	.62	.63	.67
Net realized and unrealized gain (loss)	.63	(1.25)	(.38)	.06	(.10)	.38
Total from investment operations	.96	(.58)	.24	.68	.53	1.05
Less distributions from: Net investment income	(.33)	(.67)	(.62)	(.62)	(.63)	(.67)
Net realized gains	—	(.00)***	—	—	(.00)***	(.01)
Total distributions	(.33)	(.67)	(.62)	(.62)	(.63)	(.68)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.85	$ 11.22	$ 12.47	$ 12.85	$ 12.79	$ 12.89
Total Return (%)	8.69b**	(4.23)[b]	1.90[b]	5.36[b]	4.19	8.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	758	645	787	669	473	488
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.97*	1.30	1.53	1.04	1.14	.92
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.79*	1.06	1.32	.96	1.14	.92
Ratio of expenses after expense reductions (excluding interest expense) (%)	.67*	.67	.69	.73	.81	.80
Ratio of net investment income (%)	5.85*	6.35	4.92	4.79	4.87	5.24
Portfolio turnover rate (%)	15**	82	70	57	43	34
[a] For the six months ended November 30, 2009 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 12.48	$ 12.85	$ 12.79	$ 12.90	$ 12.52
Income from investment operations: Net investment income	.34	.67	.62	.62	.63	.67
Net realized and unrealized gain (loss)	.64	(1.26)	(.37)	.06	(.10)	.39
Total from investment operations	.98	(.59)	.25	.68	.53	1.06
Less distributions from: Net investment income	(.34)	(.67)	(.62)	(.62)	(.64)	(.67)
Net realized gains	—	(.00)***	—	—	(.00)***	(.01)
Total distributions	(.34)	(.67)	(.62)	(.62)	(.64)	(.68)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.86	$ 11.22	$ 12.48	$ 12.85	$ 12.79	$ 12.90
Total Return (%)	8.83b**	(4.26)[b]	2.00	5.40	4.18[b]	8.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	28	6	3	3.36
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.76*	1.13	1.32	.92	1.14	.88
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.74*	1.06	1.32	.92	1.11	.88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62*	.67	.69	.69	.78	.76
Ratio of net investment income (%)	5.90*	6.35	4.92	4.83	4.90	5.28
Portfolio turnover rate (%)	15**	82	70	57	43	34
[a] For the six months ended November 30, 2009 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Effective March 1, 2010, Class B shares of the Fund will be closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions in Class B shares of another fund). Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2009 was approximately $158,511,000, with a weighted average interest rate of 0.85%.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of November 30, 2009 is included in a table following the Fund's Investment Portfolio. For the six months ended November 30, 2009, the Fund invested in interest rate swap contracts with total notional amounts ranging from approximately $86,350,000 to $101,650,000.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 5,989,634

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open interest rate swap contracts
Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 3,275,007

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended November 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ (2,573,000)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ (1,096,889)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $16,452,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($4,526,000), May 31, 2012 ($3,607,000), May 31, 2013 ($2,355,000), May 31, 2014 ($2,294,000), May 31, 2015 ($234,000) and May 31, 2017 ($3,436,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2008 through May 31, 2009, the Fund incurred approximately $21,307,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at November 30, 2009.

B. Purchases and Sales of Securities

During the six months ended November 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $415,090,276 and $204,313,624, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

For the period from June 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.91%
Class B	1.66%
Class C	1.66%
Class S	.66%
Institutional Class	.66%

Effective October 1, 2009 though September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.94%
Class B	1.69%
Class C	1.69%
Class S	.69%
Institutional Class	.66%

For the six months ended November 30, 2009, the Advisor waived a portion of its management fee aggregating $93,724 and the amount charged aggregated $2,956,736, which was equivalent to an annualized effective rate of 0.49% of the Fund's average daily net assets.

In addition, for the six months ended November 30, 2009, the Advisor reimbursed $318,995 of sub-recordkeeping fees for Class S.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2009, the Administration Fee was $598,364, of which $108,691 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 51,414	$ 51,414
Class B	4,751	4,751
Class C	38,462	35,565
Class S	285,407	285,407
Institutional Class	730	730
	$ 380,764	$ 377,867

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2009
Class B	$ 50,954	$ 8,197
Class C	391,693	74,699
	$ 442,647	$ 82,896

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at November 30, 2009	Annualized Effective Rate
Class A	$ 395,221	$ 6,716	$ 177,289.24%
Class B	16,985	72	9,740.25%
Class C	130,545	—	46,632.25%
	$ 542,751	$ 6,788	$ 233,661

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2009 aggregated $9,043.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2009, the CDSC for Class B and Class C shares aggregated $9,937 and $8,553, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,166, of which $5,004 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2009		Year Ended May 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,859,791	$ 138,601,344	10,253,199	$ 112,853,834
Class B	155,597	1,800,763	306,931	3,363,744
Class C	3,163,589	37,006,382	2,845,650	31,328,069
Class S	12,358,506	143,816,606	37,826,190	397,202,360
Institutional Class	3,679,630	43,541,752	2,163,678	22,714,078
		$ 364,766,847		$ 567,462,085
Shares issued to shareholders in reinvestment of distributions
Class A	568,752	$ 6,616,975	1,090,375	$ 11,755,901
Class B	15,306	177,578	40,954	443,845
Class C	130,522	1,518,538	224,024	2,402,404
Class S	1,068,098	12,417,595	2,044,997	22,075,678
Institutional Class	36,055	422,406	48,729	523,610
		$ 21,153,092		$ 37,201,438
Shares redeemed
Class A	(4,925,177)	$ (56,968,843)	(13,663,229)	$ (142,478,423)
Class B	(341,806)	(3,914,846)	(1,323,064)	(14,713,631)
Class C	(758,289)	(8,844,016)	(2,229,144)	(23,270,553)
Class S	(6,954,780)	(82,083,766)	(45,463,585)	(489,270,374)
Institutional Class	(1,050,166)	(12,640,923)	(206,407)	(2,115,241)
		$ (164,452,394)		$ (671,848,222)
Redemption fees		$ —		$ 20,510
Net increase (decrease)
Class A	7,503,366	$ 88,249,476	(2,319,655)	$ (17,865,041)
Class B	(170,903)	(1,936,505)	(975,179)	(10,905,976)
Class C	2,535,822	29,680,904	840,530	10,464,042
Class S	6,471,824	74,150,435	(5,592,398)	(69,979,661)
Institutional Class	2,665,519	31,323,235	2,006,000	21,122,447
		$ 221,467,545		$ (67,164,189)

G. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from December 1, 2009 through January 21, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Other Information

Effective January 14, 2010, the portfolio management team for the fund is as follows:

Philip G. Condon Lead Portfolio Manager	Rebecca L. Flinn Portfolio Manager	A. Gene Caponi, CFA Portfolio Manager

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 29, 2010